AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 3rd Quarter 2011

For the periods ended September 30, 2011, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the 5- and 10-year periods by 32 and 48 basis points, respectively, and were flat for the 3-year period.  On a net basis, the HIT outperformed the benchmark for the 10-year period by 5 basis points, as shown below.

Performance for periods ended September 30, 2011
(Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.39%	6.62%	5.23%	7.97%	6.85%	6.14%
HIT Total Net Rate of Return	3.28%	6.26%	4.77%	7.50%	6.40%	5.71%
Barclays Capital Aggregate Bond Index	3.82%	6.65%	5.26%	7.97%	6.53%	5.66%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT continues to generate strong returns in this uncertain market. Concerns over a global slowdown, the sovereign debt crisis in Europe, and uncertainty over fiscal policy in the U.S. and the Eurozone drove a massive flight to safety in the third quarter, resulting in historically low yields as investors flocked to Treasuries.   While the robust performance of Treasuries caused the HIT to underperform the Barclays Aggregate in the third quarter, year-to-date the HIT’s gross return lagged the benchmark by just 3 basis points.  Because the HIT’s strategy is to substitute multifamily government and agency mortgage-backed securities (MBS) for Treasury and corporate securities in the benchmark, Treasuries comprised only 6.4% of the HIT’s portfolio as of September 30 compared to 34.3% of the Barclays Aggregate.

Positive contributions to the HIT’s performance in the third quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, which lagged all major sectors in the index with “excess returns” to Treasuries of -511 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 19.7% of the Barclays Aggregate as of September 30, 2011.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -103, -318, -507, and -651 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 75% for the Barclays Aggregate.

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to Treasuries as this sector was the best performing major sector in the Barclays Aggregate, with absolute returns of 6.48%.  At the end of the month, 34.3% of the index was in Treasuries, whereas the HIT had a sector allocation to Treasuries of 6.4%.

●
Relatively weak performance of the agency multifamily mortgage-backed securities in the HIT’s portfolio, as spreads to Treasuries widened as investors flocked to Treasuries seeking safety. Ginnie Mae permanent loan certificate spreads and construction/permanent loan certificate spreads widened by about 60 bps and 70 bps,

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2011 Q3 Highlights

respectively. Fannie Mae multifamily DUS securities also underperformed, but to a lesser extent. The 10/9.5 structure, for example, widened by 34 bps over the quarter.

In this very uncertain market environment, high credit quality fixed-income investments like the HIT offer significant opportunities for pension plan investors. With its focus on multifamily MBS that generate significant income over comparable Treasuries, the HIT is well-positioned versus the benchmark. The HIT’s high level of commitments for construction-related securities in the past two years and a strong pipeline of prospective investments for 2012 should benefit the portfolio for years to come.  The HIT will continue to prudently manage the portfolio and to identify and review projects that should enhance performance through investments that also create union construction jobs and promote economic development.

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+6.48%	+0	5.94
Agencies	+2.42%	-49	3.49
Single family agency MBS (RMBS)	+2.36%	-221	3.01
Corporates	+2.85%	-511	6.79
Commercial MBS (CMBS)	-0.86%	-352	3.38
Asset-backed securities (ABS)	+2.42%	-0	3.15
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/2011	9/30/2011	Change
3 Month	0.010%	0.020%	0.0102%
6 Month	0.097%	0.051%	-0.0458%
1 Year	0.183%	0.102%	-0.0815%
2 Year	0.458%	0.243%	-0.2146%
3 Year	0.796%	0.402%	-0.3936%
5 Year	1.761%	0.952%	-0.809%
7 Year	2.496%	1.432%	-1.0646%
10 Year	3.160%	1.915%	-1.2445%
30 Year	4.371%	2.913%	-1.4576%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2011 Q3 Highlights

Portfolio Data as of September 30, 2011

Net Assets	$4,183,117,309
Portfolio Effective Duration	4.338 years
Portfolio Average Coupon	4.40%
Portfolio Current Yield	4.35%
Portfolio Yield to Worst	2.91%
Convexity	-0.068
Maturity	8.760 years

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	64.99%
Agency Single-Family MBS	26.63%
U.S. Treasury	6.38%
AAA Private-Label CMBS	0.46%
Cash & Short-Term Securities	1.54%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	26.63%
CMBS – Agency Multifamily*	59.21%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	6.38%
State Housing Bonds	5.85%
Construction & Permanent Mortgages	0.39%
Cash & Short-Term Securities	1.54%
 * Includes multifamily MBS (46.68%), AAA Private-Label CMBS (0.46%)
   and multifamily Construction MBS (12.07%).

Geographical Distribution of Long-Term Portfolio:2
West	5.07%
Midwest	15.45%
South	2.73%
East	25.27%
National Mortgage Pools	51.48%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                2011 Q3 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	1.54%	5-5.99 years	0.40%
0-0.99 years	9.51%	6-6.99 years	4.64%
1-1.99 years	15.54%	7-7.99 years	6.07%
2-2.99 years	28.79%	8-8.99 years	6.37%
3-3.99 years	11.39%	9-9.99 years	3.96%
4-4.99 years	7.91%	Over 10 years	3.88%

Maturity Distribution (based on average life):

0 – 1 year	4.67%
1 – 2.99 years	33.65%
3 – 4.99 years	28.73%
5 – 6.99 years	10.69%
7 – 9.99 years	14.88%
10 – 19.99 years	3.71%
Greater than 20 years	3.67%

Quality Distribution: 3,4

Government or Agency	93.20%
AAA	0.47%
AA	3.82%
A	2.51%

Bond Sector Distribution: 3,4

MBS	93.52%
Treasury	6.48%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.